FINANCIAL RISK MANAGEMENT - Sensitivity Analysis for Interest Rate Risk (Details) - Interest rate risk $ in Millions	12 Months Ended
Dec. 31, 2024 USD ($)
Disclosure of nature and extent of risks arising from financial instruments [line items]
Impact of 50 bp decrease on net income (loss)	$ 16
Impact of 50 bp increase on net income (loss)	(16)
Impact of 50 bp decrease on other comprehensive (loss) income	2
Impact of 50 bp increase on other comprehensive (loss) income	$ (2)